UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

PACKAGED ICE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	333-29357	76-0316492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 TRAVIS STREET, SUITE 170
DALLAS, TEXAS 75204
(Address of principal executive offices)

(214) 526-6740
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release
EX-99.2 Transcript of Conference Call

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release dated May 6, 2003.

99.2	Transcript of conference call held May 6, 2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

     The information contained in this report is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 in accordance with SEC Release Nos. 33-8216 and 34-47583. On May 6, 2003, Packaged Ice, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003 and discussing its earnings guidance for the second quarter ending June 30, 2003 and the twelve months ending December 31, 2003. The Company also held a conference call on May 6, 2003 to further discuss its financial results and earnings guidance. The information contained in Exhibits 99.1 and 99.2 is incorporated herein by reference.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACKAGED ICE, INC

Date: May 8, 2003	By:	/s/ STEVEN J. JANUSEK

Steven J. Janusek
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated May 6, 2003.
99.2	Transcript of conference call held May 6, 2003.